Note 10 - Net Restructuring Expense by Division (Detail: Text Values) - EUR (€) € in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net Restructuring Expense by Division
Provisions for restructuring	€ 273	€ 333	€ 248
Restructuring related provisions credit recognized in Consolidated statemt of income	3
Release of restructuring related provisions	149
Additional provisions due to new restructuring programs	138
Resrtructuring provisions, expense on existing programs	€ 8